                                                             Exhibit 24.1


                                 POWER OF ATTORNEY

                              GENERAL ELECTRIC COMPANY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Robert E. Healing, Benjamin W. Heineman, Jr. and Philip D. Ameen, and each of them acting individually, his true and lawful attorneys-in-fact and agents, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name, place and stead, in any and all capacities, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the registration of shares of General Electric Company Common Stock, par value $.16 per share, pursuant to the merger of Greenwich Air Services, Inc. with and into General Electric Company's wholly-owned subsidiary, GB Merger Corp., hereby granting to such attorneys-in-fact and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney-in-fact or attorneys-in-fact may deem necessary or advisable to carry out fully the intent of the forgoing as the undersigned might or could do personally or in any and all capacities, hereby ratifying and confirming all acts and things which such attorney-in-fact or attorneys-in-fact may do or cause to be done by virtue of this power of attorney.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of June, 1997.




                                             /s/ SILAS S. CATHCART
                                             -------------------------------
                                                    Silas S. Cathcart

                                 POWER OF ATTORNEY

                              GENERAL ELECTRIC COMPANY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Robert E. Healing and Benjamin W. Heineman, Jr., and each of them acting individually, his true and lawful attorneys-in-fact and agents, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name, place and stead, in any and all capacities, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the registration of shares of General Electric Company Common Stock, par value $.16 per share, pursuant to the merger of Greenwich Air Services, Inc. with and into General Electric Company's wholly-owned subsidiary, GB Merger Corp., hereby granting to such attorneys-in-fact and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney-in-fact or attorneys-in-fact may deem necessary or advisable to carry out fully the intent of the forgoing as the undersigned might or could do personally or in any and all capacities, hereby ratifying and confirming all acts and things which such attorney-in-fact or attorneys-in-fact may do or cause to be done by virtue of this power of attorney.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of June, 1997.




                                             /s/ PHILIP D. AMEEN
                                             -------------------------------
                                                     Philip D. Ameen

                                 POWER OF ATTORNEY

                              GENERAL ELECTRIC COMPANY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Robert E. Healing, Benjamin W. Heineman, Jr. and Philip D. Ameen, and each of them acting individually, his true and lawful attorneys-in-fact and agents, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name, place and stead, in any and all capacities, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the registration of shares of General Electric Company Common Stock, par value $.16 per share, pursuant to the merger of Greenwich Air Services, Inc. with and into General Electric Company's wholly-owned subsidiary, GB Merger Corp., hereby granting to such attorneys-in-fact and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney-in-fact or attorneys-in-fact may deem necessary or advisable to carry out fully the intent of the forgoing as the undersigned might or could do personally or in any and all capacities, hereby ratifying and confirming all acts and things which such attorney-in-fact or attorneys-in-fact may do or cause to be done by virtue of this power of attorney.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of June, 1997.




                                             /s/ ROGER S. PENSKE
                                             -------------------------------
                                                     Roger S. Penske

                                 POWER OF ATTORNEY

                              GENERAL ELECTRIC COMPANY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Robert E. Healing, Benjamin W. Heineman, Jr. and Philip
D. Ameen, and each of them acting individually, his true and lawful attorneys-in-fact and agents, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name, place and stead, in any and all capacities, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the registration of shares of General Electric Company Common Stock, par value $.16 per share, pursuant to the merger of Greenwich Air Services, Inc. with and into General Electric Company's wholly-owned subsidiary, GB Merger Corp., hereby granting to such attorneys-in-fact and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney-in-fact or attorneys-in-fact may deem necessary or advisable to carry out fully the intent of the forgoing as the undersigned might or could do personally or in any and all capacities, hereby ratifying and confirming all acts and things which such attorney-in-fact or attorneys-in-fact may do or cause to be done by virtue of this power of attorney.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 10th day of June, 1997.




                                             /s/ D. WAYNE CALLOWAY
                                             -------------------------------
                                                     D. Wayne Calloway

                                 POWER OF ATTORNEY

                              GENERAL ELECTRIC COMPANY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Robert E. Healing, Benjamin W. Heineman, Jr. and Philip D. Ameen, and each of them acting individually, his true and lawful attorneys-in-fact and agents, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name, place and stead, in any and all capacities, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the registration of shares of General Electric Company Common Stock, par value $.16 per share, pursuant to the merger of Greenwich Air Services, Inc. with and into General Electric Company's wholly-owned subsidiary, GB Merger Corp., hereby granting to such attorneys-in-fact and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney-in-fact or attorneys-in-fact may deem necessary or advisable to carry out fully the intent of the forgoing as the undersigned might or could do personally or in any and all capacities, hereby ratifying and confirming all acts and things which such attorney-in-fact or attorneys-in-fact may do or cause to be done by virtue of this power of attorney.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of June, 1997.




                                             /s/ JOHN D. OPIE
                                             -------------------------------
                                                      John D. Opie

                                 POWER OF ATTORNEY

                              GENERAL ELECTRIC COMPANY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Robert E. Healing, Benjamin W. Heineman, Jr. and Philip D. Ameen, and each of them acting individually, his true and lawful attorneys-in-fact and agents, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name, place and stead, in any and all capacities, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the registration of shares of General Electric Company Common Stock, par value $.16 per share, pursuant to the merger of Greenwich Air Services, Inc. with and into General Electric Company's wholly-owned subsidiary, GB Merger Corp., hereby granting to such attorneys-in-fact and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney-in-fact or attorneys-in-fact may deem necessary or advisable to carry out fully the intent of the forgoing as the undersigned might or could do personally or in any and all capacities, hereby ratifying and confirming all acts and things which such attorney-in-fact or attorneys-in-fact may do or cause to be done by virtue of this power of attorney.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of June, 1997.




                                             /s/ PAOLO FRESCO
                                             -------------------------------
                                                      Paolo Fresco

                                  POWER OF ATTORNEY

                               GENERAL ELECTRIC COMPANY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Robert E. Healing, Benjamin W. Heineman, Jr. and
Philip D. Ameen, and each of them acting individually, his true and lawful attorneys-in-fact and agents, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name, place and stead, in any and all capacities, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the registration of shares of General Electric Company Common Stock, par value $.16 per share, pursuant to the merger of Greenwich Air Services, Inc. with and into General Electric Company's wholly-owned subsidiary, GB Merger Corp., hereby granting to such attorneys-in-fact and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney-in-fact or attorneys-in-fact may deem necessary or advisable to carry out fully the intent of the forgoing as the undersigned might or could do personally or in any and all capacities, hereby ratifying and confirming all acts and things which such attorney-in-fact or attorneys-in-fact may do or cause to be done by virtue of this power of attorney.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 10th day of June, 1967.

                                   /s/ CLAUDIO X. GONZALEZ
                                 ---------------------------
                                      Claudio X. Gonzalez

                                   POWER OF ATTORNEY

                               GENERAL ELECTRIC COMPANY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Robert E. Healing, Benjamin W. Heineman, Jr. and
Philip D. Ameen, and each of them acting individually, her true and lawful attorneys-in-fact and agents, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on her behalf, and in her name, place and stead, in any and all capacities, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the registration of shares of General Electric Company Common Stock, par value $.16 per share, pursuant to the merger of Greenwich Air Services, Inc. with and into General Electric Company's wholly-owned subsidiary, GB Merger Corp., hereby granting to such attorneys-in-fact and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney-in-fact or attorneys-in-fact may deem necessary or advisable to carry out fully the intent of the forgoing as the undersigned might or could do personally or in any and all capacities, hereby ratifying and confirming all acts and things which such attorney-in-fact or attorneys-in-fact may do or cause to be done by virtue of this power of attorney.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of June, 1997.



                                      /s/ GERTRUDE G. MICHELSON
                                     ---------------------------
                                          Gertrude G. Michelson

                             POWER OF ATTORNEY

                         GENERAL ELECTRIC COMPANY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Robert E. Healing, Benjamin W. Heineman, Jr. and
Philip D. Ameen, and each of them acting individually, his true and lawful attorneys-in-fact and agents, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name, place and stead, in any and all capacities, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the registration of shares of General Electric Company Common Stock, par value $.16 per share, pursuant to the merger of Greenwich Air Services, Inc. with and into General Electric Company's wholly-owned subsidiary, GB Merger Corp., hereby granting to such attorneys-in-fact and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney-in-fact or attorneys-in-fact may deem necessary or advisable to carry out fully the intent of the forgoing as the undersigned might or could do personally or in any and all capacities, hereby ratifying and confirming all acts and things which such attorney-in-fact or attorneys-in-fact may do or cause to be done by virtue of this power of attorney.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 10th day of June, 1997.



                               /s/       SAM NUNN
                               -------------------------------
                                         Sam Nunn

                             POWER OF ATTORNEY

                         GENERAL ELECTRIC COMPANY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Robert E. Healing, Benjamin W. Heineman, Jr. and Philip D. Ameen, and each of them acting individually, her true and lawful attorneys-in-fact and agents, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on her behalf, and in her name, place and stead, in any and all capacities, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the registration of shares of General Electric Company Common Stock, par value $.16 per share, pursuant to the merger of Greenwich Air Services, Inc. with and into General Electric Company's wholly-owned subsidiary, GB Merger Corp., hereby granting to such attorneys-in-fact and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney-in-fact or attorneys-in-fact may deem necessary or advisable to carry out fully the intent of the forgoing as the undersigned might or could do personally or in any and all capacities, hereby ratifying and confirming all acts and things which such attorney-in-fact or attorneys-in-fact may do or cause to be done by virtue of this power of attorney.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 10th day of June, 1997.




                               /s/  BARBARA SCOTT PREISKEL
                               -------------------------------
                                    Barbara Scott Preiskel

                                 POWER OF ATTORNEY

                              GENERAL ELECTRIC COMPANY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Robert E. Healing, Benjamin W. Heineman, Jr. and Philip D. Ameen, and each of them acting individually, his true and lawful attorneys-in-fact and agents, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name, place and stead, in any and all capacities, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental and amendatory thereto, with respect to the registration of shares of General Electric Company Common Stock, par value $.16 per share, pursuant to the merger of Greenwich Air Services, Inc. with and into General Electric Company's wholly-owned subsidiary, GB Merger Corp., hereby granting to such attorneys-in-fact and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney-in-fact or attorneys-in-fact may deem necessary or advisable to carry out fully the intent of the forgoing as the undersigned might or could do personally or in any and all capacities, hereby ratifying and confirming all acts and things which such attorney-in-fact or attorneys-in-fact may do or cause to be done by virtue of this power of attorney.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of June, 1997.




                                             /s/ FRANK H.T. RHODES
                                             -------------------------------
                                                 Frank H.T. Rhodes

                                 POWER OF ATTORNEY

                              GENERAL ELECTRIC COMPANY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Robert E. Healing, Benjamin W. Heineman, Jr. and Philip D. Ameen, and each of them acting individually, his true and lawful attorneys-in-fact and agents, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name, place and stead, in any and all capacities, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental and amendatory thereto, with respect to the registration of shares of General Electric Company Common Stock, par value $.16 per share, pursuant to the merger of Greenwich Air Services, Inc. with and into General Electric Company's wholly-owned subsidiary, GB Merger Corp., hereby granting to such attorneys-in-fact and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney-in-fact or attorneys-in-fact may deem necessary or advisable to carry out fully the intent of the forgoing as the undersigned might or could do personally or in any and all capacities, hereby ratifying and confirming all acts and things which such attorney-in-fact or attorneys-in-fact may do or cause to be done by virtue of this power of attorney.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of June, 1997.




                                             /s/ ANDERW C. SIGLER
                                             -------------------------------
                                                 Andrew C. Sigler

                                 POWER OF ATTORNEY

                              GENERAL ELECTRIC COMPANY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Robert E. Healing, Benjamin W. Heineman, Jr. and Philip D. Ameen, and each of them acting individually, his true and lawful attorneys-in-fact and agents, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name, place and stead, in any and all capacities, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the registration of shares of General Electric Company Common Stock, par value $.16 per share, pursuant to the merger of Greenwich Air Services, Inc. with and into General Electric Company's wholly-owned subsidiary, GB Merger Corp., hereby granting to such attorneys-in-fact and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney-in-fact or attorneys-in-fact may deem necessary or advisable to carry out fully the intent of the forgoing as the undersigned might or could do personally or in any and all capacities, hereby ratifying and confirming all acts and things which such attorney-in-fact or attorneys-in-fact may do or cause to be done by virtue of this power of attorney.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of June, 1997.




                                             /s/ DOUGLAS A. WARNER III
                                             -------------------------------
                                                 Douglas A. Warner III